Exhibit 32.1

CEO and CFO CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. Section 1350)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, James Sabry, President and Chief Executive Officer, and Sharon Surrey-Barbari, Chief Financial Officer, of Cytokinetics, Incorporated (the “Company”), hereby certify that to the best of our knowledge:

1.      The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and to which this certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.      The information contained in this Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ James Sabry
James Sabry,
President, Chief Executive Officer and Director

By:	/s/ Sharon Surrey-Barbari
Sharon Surrey-Barbari,
Chief Financial Officer

     Date: March 11, 2005